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MINNESOTA LIFE                                                                                          VARIABLE ANNUITY APPLICATION

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Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North - St. Paul, Minnesota 55101-2098 -
Toll Free 1-800-362-3141
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OWNER                    NAME                                    DATE OF BIRTH   SEX           TAXPAYER I.D. (Soc. Sec. # or EIN)
(Please print)                                                                   / /M  / /F
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                         STREET ADDRESS (Legal)                                                DAYTIME PHONE NUMBER
                                                                                               (    )
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                         CITY, STATE, ZIP                                                      CITIZENSHIP
                                                                                                    / /US          OTHER
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                         OWNER EMPLOYER                          YRS EMPLOYED                  OCCUPATION

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                         EMPLOYER ADDRESS (STREET)

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                         CITY/TOWN                STATE          ZIP CODE       IS OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                                / /Y   / /N  FIRM NAME
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JOINT OWNER              NAME                                    DATE OF BIRTH   SEX           SOCIAL SECURITY NUMBER
(Optional-must be                                                                / /M  / /F
spouse of owner)        ------------------------------------------------------------------------------------------------------------
                         STREET ADDRESS (Legal)                                                DAYTIME PHONE NUMBER
                                                                                               (   )
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                         CITY, STATE, ZIP                                                      CITIZENSHIP
                                                                                                  / /US          OTHER
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                         JOINT OWNER EMPLOYER               YRS EMPLOYED   OCCUPATION

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                         EMPLOYER ADDRESS (STREET)

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                         CITY/TOWN                STATE          ZIP CODE   IS JOINT OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                            / /Y   / /N  FIRM NAME
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ANNUITANT                NAME                                    DATE OF BIRTH   SEX           TAXPAYER I.D. (Soc. Sec. # or EIN)
(If other than owner)                                                            / /M  / /F
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                         STREET ADDRESS (Legal)

                        ------------------------------------------------------------------------------------------------------------
                         CITY, STATE, ZIP

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JOINT ANNUITANT          NAME                                    DATE OF BIRTH   SEX           SOCIAL SECURITY NUMBER
(Optional-must be                                                               / /M  / /F
spouse of annuitant)    ------------------------------------------------------------------------------------------------------------
                         STREET ADDRESS (Legal)

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                         CITY, STATE, ZIP
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BENEFICIARY              CLASS     NAME                     RELATIONSHIP   DATE OF BIRTH  SEX         SOCIAL SECURITY NUMBER
                        ------------------------------------------------------------------------------------------------------------
                                                                                          / /M  / /F
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                                                                                          / /M  / /F
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TYPE OF PLAN             / / Non-Qualified (NQ)                          / / Public Employee Deferred Compensation (IRC Section 457)
                             / / 1035 Exchange (attach appropriate forms)/ / Non-Qualified Deferred Compensation
                             / / Under the _____ (state) UTMA/UGMA       / / Simplified Employee Pension (SEP)
                                 Custodian Name ________________________ / / Savings Incentive Match Plans for Employees (SIMPLE)
                         / / Individual Retirement Annuity (IRA)         / / Tax Sheltered Annuity (IRC Section 403(b)-(TSA)
                             / / Purchase Payment for the year _____     / / Qualified Retirement Plan (IRC Section 401)
                             / / Rollover (attach appropriate forms)     / / Other ______________________
                             / / Transfer (attach appropriate forms)
                         / / Roth Individual Retirement Annuity (ROTH)
                             / / Contributory ROTH
                             / / Rollover ROTH
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TYPE OF CONTRACT             / / MultiOption Achiever                    / / MultiOption Classic
                                   / / Immediate       / / Deferred            / / Immediate        / / Deferred
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PURCHASE PAYMENT          MAKE CHECK PAYABLE TO MINNESOTA LIFE
METHOD (Check all
that apply)              / / $________ remitted with application         / / Automatic Payment Plan (attach authorization and
                             / / $________ as Cash Rollover                  voided check) Commencing Month ________________
                             / / for tax year _____                          Day _____ (must be between 1st & 26th of
                         / / Direct Transfer/1035 Exchange/Rollover          the month)
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PURCHASE PAYMENT         / / Send Individual Purchase Reminder Notice (IRA or
REMINDER NOTICE              Non-qualified only) on the 1st day of ___ (month) for $________ and continuing
(Check one if                / / Quarterly   / / Semi-Annually   / / Annually
applicable)                  / / Send Purchase Payment Reminder Notice to employer
                             beginning ___________ (month) for $__________ and continuing
                             / / Annually (1)     / / Semi-Annually (2)    / / Quarterly (4)
                             / / Monthly (12)     / / Semi-Monthly (24)    / / Bi-Weekly (26)
                             / / Add to Existing Case _________________
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PURCHASE PAYMENT         ______ % General                             ______ % International Stock
ACCOUNT ALLOCATION       ______ % Maturing Government Bond - 2002     ______ % Small Company Growth
                         ______ % Maturing Government Bond - 2006     ______ % Value Stock
                         ______ % Maturing Government Bond - 2010     ______ % Small Company Value
                         ______ % Growth                              ______ % Global Bond
                         ______ % Bond                                ______ % Index 400 Mid-Cap
                         ______ % Money Market                        ______ % Templeton Developing Markets
                         ______ % Asset Allocation                    ______ % Macro-Cap Value
                         ______ % Mortgage Securities                 ______ % Micro-Cap Growth
                         ______ % Index 500                           ______ % Real Estate Securities
                         ______ % Capital Appreciation                ______ % Other ___________________________

                                                                      ======
                                                                      TOTAL 100%
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                         The prospectuses for the Variable Annuity Account, Advantus Series Fund and Templeton
                         Developing Markets Fund each refer to a Statement of Additional Information. Would you like us
                         to send you a copy?      / / Yes     / / No
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SPECIAL
INSTRUCTIONS

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INVESTMENT SUMMARY       APPROXIMATE ANNUAL INCOME       ESTIMATED NET WORTH       ESTIMATED LIQUID NET WORTH   FEDERAL TAX BRACKET
PROFILE FOR                 (from all sources)       (exclusive of car and home)   (cash and cash equivalents)  / / 0-15%   / / 29%+
ANNUITANT                                                                                                       / / 16-28%
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                         INVESTMENT OBJECTIVE: (CHECK ONE)
                         / / Conservative Income  / / Current Income  / / Conservative Growth  / / Growth  / / Aggressive Growth
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                         # of Dependents  RISK TOLERANCE: (CHECK ONE)                          TIME HORIZON / / 9-11 yrs
                                          / / Conservative  / / Moderate  / / Aggressive       / / < 3 yrs / / 4-8 yrs / / 12+yrs
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                         PRIOR INVESTMENT EXPERIENCE      / / Mutual Funds / / Limited Partnerships / / Bonds
                         / / Years of Experience _______  / / Annuities    / / Stocks               / / Options/Futures
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REPLACEMENT              Will this contract applied for replace or change an existing contract?  / / Yes  / / No
                           If yes, please provide:  COMPANY NAME ____________________________ CONTRACT #(S) ________________________
                         Have you completed a State Replacement Form (where required)? (Based on jurisdiction, not on state of residence?)  / / Not Required  / / Enclosed
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OWNER/ANNUITANT          -  I/we represent that the statements and answers in this application are full, complete and true to the best of my/our knowledge. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with applicable statements.

                         -  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT PROSPECTUS AND THE CURRENT PROSPECTUSES
                            FOR THE ADVANTUS SERIES FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND THAT ALL PAYMENTS
                            AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
                            VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


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                         SIGNED AT (City, State)       DATE      SIGNATURE OF OWNER                 SIGNATURE OF ANNUITANT
                                                                 X                                  X
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                         AMOUNT REMITTED WITH APPLICATION        SIGNATURE OF JOINT OWNER           SIGNATURE OF JOINT ANNUITANT
                         $                                       X                                  X
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TO BE COMPLETED BY       To the best of my knowledge this contract / / will / / will not replace or change an existing insurance
REPRESENTATIVE           or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge.
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                         REPRESENTATIVE NAME (PRINT)        REPRESENTATIVE SIGNATURE      AGENCY CODE         AGENT CODE
                                                            X                                                                      %
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                                                            X                                                                      %
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TO BE COMPLETED          DEALER NAME                             DATE                          SIGNATURE OF AUTHORIZED DEALER
BY DEALER                                                                                      X
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                         This application becomes effective only upon approval of Ascend Financial Services, Inc.
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                         HOME OFFICE PRINCIPAL SIGNATURE         DATE      CONTRACT NUMBER          CASE NUMBER

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REPLACEMENT/             INVESTMENT VEHICLES YOU CURRENTLY OWN: (Check all that apply)
SWITCH                   / / Checking or Savings Account    / / Mutual Fund                    / / Annuity
DISCLOSURES              / / CD                             / / Retirement Funds               / / Stocks/Bonds
                         / / Money Market Fund              / / Individual Life Insurance

                         Many of the above mentioned products are designed as long-term investments. However, at times, whether due to market conditions or personal reasons, a change in your product/investment portfolio may be warranted.
                         Due to these changes you may incur certain liabilities including, but not limited to: tax consequences, additional sales charges, and redemption fees. In recognition of this, please answer the following questions:

                         1. Within the last 6 months have you surrendered, forfeited, assigned to the insurer or otherwise terminated an existing policy, contract or investment?  / / Yes  / / No

                         2. Are you considering using funds from an existing policy/contract or investment as contributions to your
                            new annuity contract?                                   / / Yes  / / No

                         If you answered "yes" to either question 1 or 2 listed above, complete the information for each product.

                         Insurer/Company Name _____________________________ Policy/Contract/Account Number ________________________
                         Insured (if life ins.) ___________________________ Original Issue Date ___________________________________
                         Product Type (i.e. CD, annuity, mutual fund) _____________________________________________________________
                         Plan Type (i.e. IRA, TSA, NQ, Qual) ______________________________________________________________________
                           Fixed / /    Variable / /                        Existing Surrender Charges / / Yes  / / No
                         Replacement                                        Surrender Charge ($) or (%) ___________________________
                           / / Full     / / Partial

                         Make sure you know the facts. Your existing company may offer an exchange feature allowing you to move to a new contract/investment, without incurring a new sales charge. Contact your existing company or its agent for information about the old contract or investment. If you request one, an in force illustration, policy summary or available disclosure documents must be sent to you by the existing company. Ask for and retain all sales material used by the agent in the sales presentation. Be sure that you are making an informed decision.
                         The existing policy, contract, or investment is being replaced because ___________________________________
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                         I understand that I am subject to a new surrender charge on the variable annuity contract starting at _____% and decreasing over _____ years.

                         I understand that my registered representative will receive a commission from the new variable annuity purchase. I will incur policy/contract charges for my new variable product as disclosed in the prospectus.
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OWNER                    I/we represent that the statements and answers to the replacement/switch disclosure are full, complete and
SIGNATURES               true to the best of my knowledge. I/we have read and agree with applicable statements that are on the back page.
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                         Signature of Owner                                Signature of Joint Owner

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GENERAL
- I have been informed of all charges and expenses associated with this investment.
- I realize that this may be a long-term investment which should be held for a number of years. Due in part to the sales charges involved, selling or surrendering in the short term may result in a loss.
- I am aware there is no assurance that the initial objective/s of this investment will be achieved. Thus, when I ultimately sell or surrender the investment, I may receive more or less than the amount I invested.
- I realize that the element of risk is inherent in any investment - what varies is the degree of risk. Generally, the greater the expected return, the greater risk I must be willing to assume.
- I will only make payment by check payable to the entity listed on the application or in the prospectus and never payable directly to a representative or an entity to which the representative may gain access to my funds. I will not loan to nor borrow from a representative any monies or securities.
- Given my personal circumstances, this is a suitable investment.

AGREEMENT TO ARBITRATE CONTROVERSIES
  IT IS AGREED THAT ANY CONTROVERSY BETWEEN US ARISING OUT OF YOUR BUSINESS OR THIS AGREEMENT, SHALL BE SUBMITTED TO
  ARBITRATION CONDUCTED BEFORE THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND IN ACCORDANCE WITH ITS RULES.
  ARBITRATION MUST BE COMMENCED BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR ARBITRATION OR A WRITTEN NOTICE OF
  INTENT TO ARBITRATE. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY
  PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF
  A PUTATIVE CLASS ACTION WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS
  ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; (ii) THE CLASS ACTION IS DECERTIFIED; OR (iii) THE CUSTOMER IS
  EXCLUDED FROM THE CLASS BY THE COURT. SUCH FOREBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF
  ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

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ARBITRATION DISCLOSURES
- ARBITRATION IS FINAL AND BINDINGS ON THE PARTIES.
- THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.
- PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.
- THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODICICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.
- THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.


                             IMPORTANT INSTRUCTIONS
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1. COMPLETE ALL ITEMS ON THE APPLICATION
2. IF YOU ARE REQUESTING:                                         PLEASE SUBMIT:

      Automatic Payment Plan (APP)                                - Annuity Service Request F. 35264
                                                                  - Voided check

      Direct Rollover (client initiated distribution)             - Transfer/Rollover/1035 Exchange F. 52258 (send to existing institution)

      Immediate Annuity Contract                                  - Annuity Service Request F. 35264
                                                                    (includes W-4P, if Deferred Compensation, submit W-4)
                                                                  - Proof of age for annuitant(s) if a life contingency option is selected (copy of driver's license or birth certificate)

      Qualified Retirement Plan                                   - Employee Benefit Plan Disclosure Statement F. 23273

      Rebalancing                                                 - Annuity Service Request F. 35264

      Replacement of another life insurance or                    - Appropriate replacement forms as required by the
      annuity contract                                              state of jurisdiction

      SEP contract                                                - Completed IRS form 5305-SEP or
                                                                  - Prototype Request and Document Services
                                                                    Agreement and service fee

      SIMPLE                                                      - Completed 5304 SIMPLE or Adoption Agreement

      Systematic Dollar Cost Averaging                            - Annuity Service Request F. 35264

      Systematic Withdrawl                                        - Annuity Service Request F. 35264

      Traditional IRA to Roth Internal Exchange                   - Roth Exchange F. 52223

      Transfer (available for use with transfers                  - Transfer/Rollover/1035 Exchange F. 62258
      from TSA to TSA or IRA/Roth/SEP to IRA/Roth/SEP only)

      TSA contract                                                - TSA Withdrawl Disclosure F. 38754
                                                                  - Salary Modification Agreement F. 23251
                                                                    Calculation worksheet if the contribution is to exceed
                                                                    maximum exclusion allowance

      1035 Exchange (non-qualified)                               - Transfer/Rollover/1035 Exchange F. 52258
                                                                  - Original contract
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If more than one beneficiary is specified, indicate the class of each.  All living Class 1 beneficiaries receive an equal share of the death proceeds. If no Class 1 beneficiaries are living, all living Class 2 beneficiaries receive an equal share and so on.

Class 1 beneficiaries are considered the primary beneficiaries.
Class 2 beneficiaries and so on, are considered the contingent beneficiaries.